UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 27, 2012 (February 24, 2012)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On February 27, 2012, Rite Aid Corporation (the “Company”) closed its previously announced offering (the “Offering”) of $481.0 million aggregate principal amount of its 9.25% senior notes due 2020 (the “New Notes”) to qualified institutional buyers pursuant to Rule 144A, and outside of the United States pursuant to Regulation S, under the Securities Act of 1933, as amended (the “Securities Act”).  The New Notes are unsecured, unsubordinated obligations of the Company and are guaranteed on an unsecured basis by the same subsidiaries (the “Subsidiary Guarantors”) that guarantee the Company’s obligations under its senior secured credit facility and the Company’s outstanding 8.00% senior secured notes due 2020, 9.75% senior secured notes due 2016, 10.375% senior secured notes due 2016, 7.5% senior secured notes due 2017, 10.25% senior secured notes due 2019, 9.375% senior notes due 2015 and 9.5% senior notes due 2017.  The Company is using the net proceeds of the Offering, together with available cash, to fund its previously announced cash tender offer (the “Tender Offer”) for any and all of its outstanding 8.625% senior notes due 2015 (the “Old Notes”) and the related consent solicitation (the “Consent Solicitation”).  See the disclosure in Item 8.01 below for disclosure regarding the Tender Offer and Consent Solicitation.

See the disclosure in Item 2.03 below for disclosure regarding the Indenture (as defined below).  Such disclosure is incorporated by reference into this Item 1.01.

See the disclosure in Item 8.01 for disclosure regarding the Fifth Supplemental Indenture (as defined below).  Such disclosure is also incorporated by reference into this Item 1.01.

Registration Rights Agreement

On February 27, 2012 (the “Closing Date”), the Company entered into a registration rights agreement relating to the New Notes, among the Company, the Subsidiary Guarantors and Citigroup Global Markets Inc., Merrill, Lynch, Pierce, Fenner and Smith Incorporated, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, as the initial purchasers (the “Initial Purchasers”) of the New Notes (the “Registration Rights Agreement”).  The Registration Rights Agreement requires the Company and the Subsidiary Guarantors, at their cost, to among other things: (i) file a registration statement with respect to the New Notes within 150 days after the Closing Date to be used in connection with the exchange of the New Notes and related guarantees for publicly registered notes and related guarantees with substantially identical terms in all material respects (except for the transfer restrictions relating to the New Notes); (ii) use their commercially reasonable efforts to cause the applicable registration statement to become effective under the Securities Act within 210 days after the Closing Date; and (iii) use their commercially reasonable efforts to effect an exchange offer of the New Notes and the related guarantees for registered notes and related guarantees within 270 days after the Closing Date.  In addition, under certain circumstances, the Company and the Subsidiary Guarantors may be required to file a shelf registration statement to cover resales of the New Notes.

If: (i) the Company and the Subsidiary Guarantors fail to file any of the registration statements required by the Registration Rights Agreement on or before the date specified for such filing; (ii) any of such registration statements are not declared effective by the Securities and Exchange Commission on or prior to the date specified for such effectiveness; (iii) the Company and the Subsidiary Guarantors fail to consummate the exchange offer within 270 days after the Closing Date; (iv) a shelf registration statement, if required, has not been filed on or prior to the 30th day after the Company’s obligation to file a shelf registration statement arises; (v) any required registration statement is filed and declared effective but thereafter ceases to be effective during the applicable period (subject to certain exceptions) (each such event referred to in clauses (i) through (v) above, a “Registration Default”), then the Company will be obligated to pay additional interest to each holder of the New Notes that are subject to transfer restrictions, with respect to the first 90-day period immediately following the occurrence of a Registration Default, at a rate of 0.25% per annum on the principal amount of the New Notes that are subject to transfer restrictions held by such holder. The amount of additional interest will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of additional interest for all Registration Defaults of 0.50% per annum on the principal amount of the New Notes that are subject to transfer restrictions.

A copy of the Registration Rights Agreement is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the New Notes set forth in Item 1.01 above is incorporated herein by reference.

The Notes were issued pursuant to an indenture, dated as of February 27, 2012, among the Company, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”).  At any time and from time to time, prior to March 15, 2015, the Company may redeem up to a maximum of 35% of the original aggregate principal amount of the New Notes with the proceeds of one or more equity offerings, at a redemption price equal to 109.25% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that: (i) at least 65% of the original aggregate principal amount of the New Notes remains outstanding; and (ii) the redemption occurs within 75 days of the completion of such equity offering upon not less than 30 nor more than 60 prior days notice.  Prior to March 15, 2016, the Company may redeem some or all of the New Notes by paying a “make-whole” premium based on U.S. Treasury rates.  On or after March 15 of the relevant year listed below, the Company may redeem some or all of the New Notes at the prices listed below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date): 2016 at a redemption price of 104.625%; 2017 at a redemption price of 102.313%; and 2018 and thereafter at a redemption price of 100.000%.  In addition, if prior to the first anniversary of the Closing Date, either (i) a change of control (as defined in the Indenture) occurs, or (ii) the Company enters into a binding agreement with respect to a transaction that would constitute a change of control and such change of control is consummated within 180 days after the first anniversary of the Closing Date, the Company may, at its option, redeem all, but not less than all, of the New Notes at a redemption price equal to 110.0% of the principal amount of the notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Each of the following constitutes an event of default under the Indenture: (i) failure to make the payment of any interest on the New Notes when the same becomes due and payable, and such failure continues for a period of 30 days; (ii) failure to make the payment of any principal of, or premium, if any, on, the New Notes when the same becomes due and payable at its stated maturity, upon acceleration, redemption, optional redemption, required repurchase or otherwise; (iii) failure to comply with the covenant described under “—Merger, Consolidation and Sale of Property” in the Indenture; (iv) failure to comply with any other covenant or agreement in the Notes or in the Indenture (other than a failure that is the subject of the foregoing clause (i), (ii) or (iii)) and such failure continues for 30 days after written notice is given to the Company; (v) a default under any debt of the Company or any restricted subsidiary that results in acceleration of the final maturity of such debt, or failure to pay any such debt at final maturity (giving effect to applicable grace periods), in an aggregate amount greater than (a) $75.0 million or its foreign currency equivalent at the time or (b) such lesser amount as may be applicable to the corresponding event of default in other debt of the Company incurred pursuant to certain provisions of the “Limitation on Debt” covenant in the Indenture outstanding at the time of such event; (vi) any judgment or judgments for the payment of money in an aggregate amount in excess of (a) $75.0 million (or its foreign currency equivalent at the time) or (b) such lesser amount as may be applicable to the corresponding event of default in other debt of the Company incurred pursuant to certain provisions of the “Limitation on Debt” covenant in the Indenture outstanding at the time of such event, in each case that shall be rendered against the Company or any restricted subsidiary and that shall not be waived, satisfied, bonded, insured or discharged for any period of 30 consecutive days during which a stay of enforcement shall not be in effect; (vii) certain events involving bankruptcy, insolvency or reorganization of the Company or any significant subsidiary; and (viii) any subsidiary guarantee of a significant subsidiary ceases to be in full force and effect (subject to certain exceptions) and such default continues for 20 days after notice to the Company, or any Subsidiary Guarantor that is a significant subsidiary denies or disaffirms its obligations under the New Notes.  A default under clauses (iv) or (viii) is not an event of default until the trustee or the holders of not less than 25% in aggregate principal amount of the New Notes then outstanding notify the Company of the default and the Company does not cure such default within the time specified after receipt of such notice. Such notice must specify the default, demand that it be remedied and state that such notice is a “Notice of Default.”

Upon a change of control, as defined in the Indenture, the Company is required to offer to purchase all of the New Notes then outstanding at a purchase price equal to 101.0% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the purchase date (subject to the rights of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Company is not required to make mandatory sinking fund payments with respect to the New Notes.

The covenants in the Indenture limit the ability of the Company and certain of its subsidiaries to, among other things: (i) incur additional debt; (ii) pay dividends or make other restricted payments; (iii) purchase, redeem or retire capital stock or subordinated debt; (iv) make asset sales; (v) enter into transactions with affiliates; (vi) incur liens; (vii) enter into sale leaseback transactions; (viii) provide subsidiary guarantees; (ix) make investments; and (x) merge or consolidate with any other person.

A copy of the Indenture is filed hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01.                                        Other Events.

On February 27, 2012, the Company also announced that it had received the requisite consents in the Tender Offer and Consent Solicitation to enter into a fifth supplemental indenture, dated as of February 27, 2012 (the “Fifth Supplemental Indenture”), among the Company, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A. to the indenture governing the Old Notes.  As of midnight, Eastern Time, on February 24, 2012 (the “Consent Payment Deadline”), approximately $404.8 million aggregate principal amount of the Old Notes were tendered (representing approximately 88.2% of the outstanding Old Notes). The Company exercised its option to accept for payment and settle the Tender Offer with respect to Old Notes that were validly tendered at or prior to the Consent Payment Deadline (the “Early Settlement”). Such Early Settlement occurred on the

Closing Date, concurrently with the closing of the Offering and the Fifth Supplemental Indenture became effective at that time.  The Tender Offer will expire at midnight, Eastern Time, on March 13, 2012 unless the Tender Offer is extended or earlier terminated.

The Fifth Supplemental Indenture eliminates or modifies certain covenants and events of default and other provisions contained in the indenture governing the Old Notes.  A copy of the Fifth Supplemental Indenture is filed hereto as Exhibit 4.3 and is incorporated herein by reference.

On February 27, 2012, the Company also delivered notice that it had called for redemption all of the Old Notes that remain outstanding following consummation of the Tender Offer.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

4.1                               Indenture, dated as of February 27, 2012, among Rite Aid Corporation, as issuer, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2                               Form of 9.25% senior notes due 2020 (included in Exhibit 4.1).

4.3                               Fifth Supplemental Indenture, dated as of February 27, 2012, among Rite Aid Corporation, as issuer, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as successor trustee, to the Indenture, dated as of February 21, 2007, as amended and supplemented, among Rite Aid Corporation, as issuer, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as sucessor trustee.

10.1                        Registration Rights Agreement relating to the 9.25% senior notes due 2020, dated February 27, 2012, among Rite Aid Corporation, the Subsidiary Guarantors and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC as the Initial Purchasers of the New Notes.

99.1                    Press Release announcing the closing of the Offering and early settlement of the Tender Offer and Consent Solicitation, dated February 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 27, 2012	By:	/s/	Marc A. Strassler
	Name:		Marc A. Strassler
	Title:		Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of February 27, 2012, among Rite Aid Corporation, as issuer, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 9.25% senior notes due 2020 (included in Exhibit 4.1).

4.3

Fifth Supplemental Indenture, dated as of February 27, 2012, among Rite Aid Corporation, as issuer, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as successor trustee, to the Indenture, dated as of February 21, 2007, as amended and supplemented, among Rite Aid Corporation, as issuer, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as successor trustee.

10.1

Registration Rights Agreement relating to the 9.25% senior notes due 2020, dated February 27, 2012, among Rite Aid Corporation, the Subsidiary Guarantors and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC as the Initial Purchasers of the New Notes.

99.1	Press Release announcing the closing of the Offering and early settlement of the Tender Offer and Consent Solicitation, dated February 27, 2012.